Exhibit 99.1

FOR IMMEDIATE RELEASE:

ICONIX BRAND GROUP AND THE WARNACO GROUP, INC. ANNOUNCE DEFINITIVE AGREEMENT FOR ICONIX TO PURCHASE OCEAN PACIFIC BRAND FROM WARNACO

•	Purchase price to be $54 million; transaction expected to close in November 2006

NEW YORK, October 31, 2006 – Iconix Brand Group Inc. (NASDAQ: ICON) (“Iconix”) today announced it has entered into a definitive agreement to purchase the brand Ocean Pacific (“OP”) from The Warnaco Group, Inc. (NASDAQ: WRNC) (“Warnaco”) for $54 million in the aggregate.

The OP brand is a leading global action sports lifestyle brand that is over 35 years old and currently has 30 license agreements, half of which are international. Primary licensed categories include footwear, kid’s apparel, eyewear, fragrance, skateboards and surfboards. As part of the transaction, Warnaco will be granted a license from Iconix to continue to manufacture and sell women’s and junior swimwear.

According to Neil Cole, Chairman and CEO of Iconix, “The action sports lifestyle segment is an area that Iconix has been seeking to penetrate. OP is the original action sports lifestyle brand with tremendous authenticity, high brand awareness and applicability to a broad variety of consumer products, including apparel, accessories and sports equipment like surf, snow and skate boards. OP has a large global footprint with 15 different international licensees, and Iconix believes it can expand OP’s international business further and significantly grow the brand’s penetration in the U.S.”

Joe Gromek, Warnaco's President and Chief Executive Officer, said, "As part of our strategy to increase shareholder value, we continually assess our portfolio of brands and licenses to ensure we focus on our strongest platforms for growth. While we have made significant progress in the restructuring of the OP business, the sale will allow us to increase our attention on our core brands and on our international opportunities, which are the key drivers of our growth strategy.  Additionally, given the strength of the OP brand, we are pleased to maintain our association with the OP swimwear business.”

Pursuant to the purchase agreement, Warnaco will be paid $10 million in cash at closing, which is anticipated to be in November 2006.  The remainder of the purchase price will be in the form of a short term note from Iconix.  The note is payable in full on or prior to December 31, 2006 through a combination of cash of not less than $17 million and shares of Iconix common stock. Iconix may at its election extend payment of the note until January 31, 2007, at which time it would have paid cash of not less than $30.5 million and the remainder in Iconix common stock.

About Iconix:

Iconix Brand Group Inc. (Nasdaq: ICON - News ) owns, licenses and markets a growing portfolio of consumer brands including CANDIE'S ®, BONGO ®, BADGLEY MISCHKA ®, JOE BOXER ® RAMPAGE ® MUDD ® and LONDON FOG ®. The Company has also entered into definitive agreements to purchase the brands MOSSIMO ® and OCEAN PACIFIC ® which are anticipated to close this month. The Company licenses it brands to a network of leading retailers and manufacturers that touch every major segment of retail distribution from the luxury market to the mass market in both the U.S. and around the world. Iconix, through its in-house advertising, promotion and public relations agency, markets its brands to continually drive greater consumer awareness and equity.

Iconix Brand Group Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this press release are forward looking statements that involve a number of known and unknown risks, uncertainties and other factors, all of which are difficult or impossible to predict and many of which are beyond the control of the Company, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Such factors include, but are not limited to, uncertainty regarding the results of the Company's acquisition of additional licenses, continued market acceptance of current products and the ability to successfully develop and market new products particularly in light of rapidly changing fashion trends, the impact of supply and manufacturing constraints or difficulties relating to the Company's licensees’ dependence on foreign manufacturers and suppliers, uncertainties relating to customer plans and commitments, the ability of licensees to successfully market and sell branded products, competition, uncertainties relating to economic conditions in the markets in which the Company operates, the ability to hire and retain key personnel, the ability to obtain capital if required, the risks of litigation and regulatory proceedings, the risks of uncertainty of trademark protection, the uncertainty of marketing and licensing acquired trademarks and other risks detailed in the Company's SEC filings. The words "believe", "anticipate," "expect", "confident", “project”, provide “guidance” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made.

About Warnaco:

The Warnaco Group, Inc., headquartered in New York, is a leading apparel company engaged in the business of designing, marketing and selling intimate apparel, menswear, jeanswear, swimwear, men's and women's sportswear and accessories under such owned and licensed brands as Warner's®, Olga®, Lejaby®, Body Nancy Ganz(tm), Speedo®, Anne Cole®, Op®, Ocean Pacific®, Cole of California® and Catalina® as well as Chaps® sportswear and denim, J. Lo by Jennifer Lopez® lingerie, Nautica® swimwear, Michael Kors® swimwear and Calvin Klein® men's and women's underwear, men's, women's, junior women's and children's jeans and women's and juniors' swimwear.

The Warnaco Group, Inc. notes that this press release contains "forward-looking statements" within the meaning of Rule 3b-6 under the Securities Exchange Act of 1934, as amended, Rule 175 under the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements involve risks and uncertainties and reflect, when made, the Company's estimates, objectives, projections, forecasts, plans, strategies, beliefs, intentions, opportunities and expectations. Actual results may differ materially from anticipated results or expectations and investors are cautioned not to place undue reliance on any forward-looking statements. Statements other than statements of historical fact are forward-looking statements. These forward-looking statements may be identified by, among other things, the use of forward-looking language, such as the words "believe," "anticipate," "estimate," "expect," "intend," "may," "project," "scheduled to," "seek," "should," "will be," "will continue," "will likely result," or the negative of those terms, or other similar words and phrases or by discussions of intentions or strategies.

The following factors, among others and in addition to those described in the Company's reports filed with the SEC (including, without limitation, those described under the headings "Risk Factors" and "Statement Regarding Forward-Looking Disclosure," as such disclosure may be modified or supplemented from time to time), could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by it: economic conditions that affect the apparel industry; the Company's failure to anticipate, identify or promptly react to changing trends, styles, or brand preferences; further declines in prices in the apparel industry; declining sales resulting from increased competition in the Company’s markets; increases in the prices of raw materials; events which result in difficulty in procuring or producing the Company's products on a cost-effective basis; the effect of laws and regulations, including those relating to labor, workplace and the environment; changing international trade regulation, including as it relates to the imposition or elimination of quotas on imports of textiles and apparel; the Company’s ability to protect its intellectual property or the costs incurred by the Company related thereto; the Company’s dependence on a limited number of customers; the effects of the consolidation of the retail sector; the Company’s dependence on license agreements with third parties; the Company’s dependence on the reputation of its brand names, including, in particular, Calvin Klein; the Company’s exposure to conditions in overseas markets in connection with the Company’s foreign operations and the sourcing of products from foreign third-party vendors; the Company's foreign currency exposure; the Company’s history of insufficient disclosure controls and procedures and internal controls and restated financial statements; unanticipated future internal control deficiencies or weaknesses or ineffective disclosure controls and procedures; the sufficiency of cash to fund operations, including capital expenditures; the Company's ability to service its indebtedness, the effect of changes in interest rates on the Company's indebtedness that is subject to floating interest rates and the limitations imposed on the Company's operating and financial flexibility by the agreements governing the Company's indebtedness; the Company’s dependence on its senior management team and other key personnel; disruptions in the Company's operations caused by difficulties with the new systems infrastructure; the limitations on purchases under the Company's share repurchase program contained in the Company's debt instruments, the number of shares that the Company purchases under such program and the prices paid for such shares; the failure of newly acquired businesses to generate expected levels of revenues; the failure of the Company to successfully integrate such businesses with its existing businesses (and as a result, not achieving all or a substantial portion of the anticipated benefits of the acquisition); and such newly acquired business being adversely affected, including by one or more of the factors described above and thereby failing to achieve anticipated revenues and earnings growth.

The Company encourages investors to read the section entitled "Risk Factors" and the discussion of the Company's critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Discussion of Critical Accounting Policies" included in the Company's Annual Report on Form 10-K, as such discussions may be modified or supplemented by subsequent reports that the Company files with the SEC. The discussion in this press release is not exhaustive but is designed to highlight important factors that may affect actual results. Forward-looking statements speak only as of the date on which they are made, and, except for the Company's ongoing obligation under the U.S. federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For Iconix:	David Conn

Executive Vice President

Iconix Brand Group

212.730.0030

Joseph Teklits

Integrated Corporate Relations

203.682.8200

For Warnaco:	Deborah Abraham

212.287.8289